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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                 March 30, 2004
--------------------------------------------------------------------------------

                          CEDAR SHOPPING CENTERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Maryland                     0-14510                 42-1241468
 ------------------------------      --------------------     ------------------
  (State or other jurisdiction          (Commission             (IRS Employer ID
        of incorporation)               File Number)                 Number)

44 South Bayles Avenue, Port Washington, New York                     11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number, including area code:       (516) 767-6492
                                                    ----------------------------


________________________________________________________________________________
(Former name or former address, if changed since last report)







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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c) Exhibit Number            Description
    --------------            -----------

         99                   Press release dated March 31, 2004


Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

                  On March 31, 2004, Cedar Shopping Centers, Inc. issued a press release announcing its operating results for the year ended December 31, 2003. A copy of the press release is furnished hereto as Exhibit 99.




















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CEDAR SHOPPING CENTERS, INC.



                                       By:       Leo S. Ullman
                                          ----------------------------------
                                          Name:  Leo S. Ullman
                                          Title: Chairman, President and CEO



Dated: March 31, 2004















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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                 Description                              Page
--------------                 -----------                              ----

      99                    Press release dated March 31, 2004            5
















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